Securian Funds Trust

(the “Trust”)

SFT International Bond Fund

(the “Fund”)

Supplement dated August 8, 2023, to the Prospectus of the Trust, dated May 1, 2023, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated May 1, 2023, as supplemented to date (the “SAI”).

At a meeting held on July 27, 2023, the Board of Trustees (the “Board”) of the Trust unanimously approved a Plan of Liquidation and Dissolution of Series (the “Plan of Liquidation”) for the Fund. The Plan of Liquidation authorizes the liquidation and dissolution of the Fund.

The Fund will be liquidated on or about December 8, 2023 (the “Liquidation Date”), although the Fund may sell portfolio holdings prior to the Liquidation Date. Shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholders, and the Fund will be dissolved. The liquidation of the Fund’s portfolio holdings is likely to result in increased transaction costs, which will be borne by the Fund and its shareholders.

In order to effectuate such liquidation, effective upon the open of business of September 29, 2023, and continuing until the Liquidation Date, the Fund will be closed to all new investments (the “Liquidation Period”), including from new insurance company separate accounts or other qualified plans and additional purchases from existing insurance company separate accounts or other qualified plans. During the Liquidation Period, Securian Asset Management, Inc., the investment adviser to the Fund, and Brandywine Global Asset Management, LLC, the investment sub-adviser to the Fund, will manage the Fund in a manner designed to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during the Liquidation Period, the Fund will not be pursuing its stated investment objective or engaging in any business activities except winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders of record.

Because Fund shares are available as underlying investment options for variable contracts issued by insurance companies, it is anticipated that each contract owner will receive additional information from their insurance company or other financial intermediary about what options the contract owner has for its assets held in the Fund. Contract owners should refer to any documents provided by their insurance company or other financial intermediary concerning the effect of the liquidations of the Fund and any steps they may need to take as a result thereof. In addition, notwithstanding the Liquidation Period for the Fund, contract owners should understand that their insurance company may have an earlier cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.

F104665 08-2023

Because shares of the Fund are only eligible to be held by insurance company separate accounts funding variable contracts and other qualified investors, the liquidations are not expected to be considered taxable events to contract owners. Contract owners should consult their personal tax advisor concerning their particular tax circumstances.

Please retain this supplement for future reference.